UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

Ocuphire Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

37000 Grand River Avenue, Suite 120 Farmington Hills, MI 48335

(Address of principal executive offices and zip code)

248-957-9024
(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.0001 per share	OCUP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Appointment of Chief Operating Officer

On November 22, 2023, the Board of Directors (the “Board”) of Ocuphire Pharma, Inc. (the “Company”) appointed Joseph Schachle, age 58, as the Company’s Chief Operating Officer, effective as of November 27, 2023.

Prior to joining the Company, Mr. Schachle was Chief Operating Officer of Opus Genetics, Inc., a position he has served in from October 2021 through March 2023. Immediately thereafter he served as a consultant to Opus Genetics, Inc. from April 2023 through December 2023. Prior to serving in these roles, he served with Grifols, S.A., a global healthcare company and leading manufacturer of plasma-derived medicines, as its Vice President of Global Commercial Services & Controlling from August 2017 to February 2020 and its Vice President of Customer Experience Enablement from March 2020 to September 2021. Mr. Schachle earned his Master of Business Administration from Old Dominion University and his Bachelor of Business Administration in Marketing from James Madison University.

On November 20, 2023, the Company and Mr. Schachle entered into a written agreement (the “Schachle Offer Letter”).  The Schachle Offer Letter entitles Mr. Schachle to an annual base salary of $400,000, reviewed annually. Mr. Schachle is also eligible for annual incentive compensation targeted at 45% of his base salary. Pursuant to the terms of the Schachle Offer Letter, Mr. Schachle was granted, effective as of his first day of employment with the Company (the “Grant Date”), a nonstatutory stock option to purchase 300,000 shares of the Company’s common stock (“Stock Option Award”) pursuant to the terms of the Company’s form of Stock Option Grant Notice and form award agreement under the Company’s 2021 Inducement Plan (the “Inducement Plan”). The Stock Option Award vests as to 25% of the shares underlying the Stock Option Award on the first anniversary of the grant date and the remaining shares subject to the Stock Option Award shall vest and become exercisable in equal monthly installments on the last day of each full month over the thirty-six (36) months following the first anniversary of the grant date.

If the Company terminates Mr. Schachle’s employment without Cause (as defined in the Schachle Offer Letter) or he resigns for Good Reason (as defined in the Schachle Offer Letter), and in each case he signs and does not revoke a release of claims within thirty (30) days of his last day of employment in a form to be provided by the Company, he will be entitled to continuation of his then-current base salary for the nine (9) months immediately after termination of Mr. Schachle’s employment (the “Severance Period”) and if he is eligible for and timely elects health and/or dental insurance continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) then the Company will reimburse Mr. Schachle for the monthly premium payments for COBRA coverage during the Severance Period, provided that he has not obtained replacement coverage on another policy.

During Mr. Schachle’s employment, he will be eligible to participate in and receive benefits under the benefit plans, programs and arrangements that the Company makes available to its employees, such as paid vacation and sick leave, welfare and benefit plans, disability plans, and medical, death benefit and life insurance plans, subject to the terms and conditions of those plans, programs, and arrangements in effect at the relevant time.

In connection with Mr. Schachle’s employment with the Company, the Company and Mr. Schachle have entered into its standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.30 to the Company’s Registration Statement on Form S-4, filed on September 30, 2020, and which is incorporated herein by reference. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify Mr. Schachle for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by Mr. Schachle in any action or proceeding arising out of Mr. Schachle’s service to the Company.  In addition, the Company and Mr. Schachle entered into a Confidentiality and an Employee Proprietary Information, Inventions Assignment and Non-Competition Agreement that applies during the term of Mr. Schachle’s employment and thereafter.

No family relationship exists between Mr. Schachle and any of the Company’s directors or executive officers. There are no arrangements or understandings between Mr. Schachle and any other person pursuant to which Mr. Schachle was selected as an officer of the Company, nor are there any transactions to which the Company is or was a participant and in which Mr. Schachle had or will have a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

The foregoing description of the Schachle Offer Letter is qualified in its entirety by reference to the complete text of the Schachle Offer Letter, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 27, 2023, the Company issued a press release announcing the appointment of Mr. Schachle as Chief Operating Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter entered into on November 20, 2023 by and between Ocuphire Pharma, Inc. and Joseph Schachle.

99.1	Press release issued by Ocuphire Pharma, Inc. on November 27, 2023, furnished herewith.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCUPHIRE PHARMA, INC.

Date: November 27, 2023	By:	/s/ Dr. George Magrath
Dr. George Magrath
Chief Executive Officer